UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

COLONY NORTHSTAR CREDIT REAL ESTATE, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-221685	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Colony NorthStar, Inc. 515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 6, 2017, Colony NorthStar Credit Real Estate, Inc. (“Colony NorthStar Credit”), NorthStar Real Estate Income Trust, Inc. (“NorthStar I”) and NorthStar Real Estate Income II, Inc. (“NorthStar II”) each filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus (the “Definitive Proxy Statement”) with respect to (i) the special meeting of NorthStar I stockholders scheduled to be held on January 18, 2018 (the “NorthStar I Special Meeting”) to, among other things, vote on a proposal to approve the merger of NorthStar I with and into Colony NorthStar Credit (the “NorthStar I Merger”) pursuant to the Master Combination Agreement (the “Combination Agreement”), dated as of August 25, 2017, as amended and restated on November 20, 2017, by and among Colony NorthStar Credit, NorthStar I, NorthStar II and the other entities party thereto, and (ii) the special meeting of NorthStar II stockholders scheduled to be held on January 18, 2018 (the “NorthStar II Special Meeting” and, together with the NorthStar I Special Meeting, the “Special Meetings”) to, among other things, vote on a proposal to approve the merger of NorthStar II with and into Colony NorthStar Credit (the “NorthStar II Merger” and, together with the NorthStar I Merger, the “REIT Mergers”) pursuant to the Combination Agreement.

Colony NorthStar Credit, NorthStar I and NorthStar II wish to make certain supplemental disclosures related to the REIT Mergers. Important information concerning the REIT Mergers is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

Colony NorthStar Credit, NorthStar I and NorthStar II have agreed to make the following supplemental disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Colony NorthStar Credit, NorthStar I and NorthStar II make the following supplemental disclosures:

The section beginning on page 13 of the Definitive Proxy Statement entitled “Questions and Answers—When is the Combination expected to Close?” is supplemented as follows:

Assuming that the proposals submitted to a vote at each of the NorthStar I special meeting and the NorthStar II special meeting are approved, it is currently expected that the transaction will close within 30 days following the date of the NorthStar I special meeting and the NorthStar II special meeting. While no final decision has been made, it is currently expected that the Company will pursue a Listing, rather than an IPO, to satisfy the condition to completion of the Combination that the Company class A common stock be approved for listing on a national securities exchange in connection with either an IPO or a Listing.

Assuming a Listing is pursued:

•	as a result of the Mergers, NorthStar I stockholders will receive 0.3532 shares of Company class A common stock for each share of NorthStar I common stock they own (and cash in lieu of fractional shares) and NorthStar II stockholders (both class A and class T) will receive 0.3511 shares of Company class A common stock they own (and cash in lieu of fractional shares), which shares of Company class A common stock will be immediately tradable on a national securities exchange; and

•	in exchange for the Company Contribution, CLNS OP will receive 44,399,444 shares of Company class B-3 common stock; however, CLNS OP will be subject to certain limitations on its ability to sell its shares of Company class B-3 common stock for one year following the closing of the Combination.

There can be no assurance that the closing will occur within the timeframe noted above or at all or that the Company will pursue a Listing.

The section beginning on page 186 of the Definitive Proxy Statement entitled “The Combination and Related Transactions—Directors and Management of the Company after the Combination” is supplemented as follows:

The directors of the Company are expected to be as set forth below:

Name	Age	Title
Richard B. Saltzman	61	Chairman of the Board of Directors
Kevin P. Traenkle	47	Director, Chief Executive Officer and President
Darren J. Tangen	47	Director
Catherine D. Rice	58	Independent Director
Vernon B. Schwartz	67	Independent Director
John E. Westerfield	58	Independent Director
Winston W. Wilson	49	Independent Director

Set forth below is biographical information for the individuals that are expected to be the directors of the Company:

Richard B. Saltzman, age 61, is expected to be Chairman of the Company board of directors. Mr. Saltzman is the Chief Executive Officer and President of Colony NorthStar, Inc., having previously held the positions of Chief Executive Officer, President and a member of the Board of Directors of Colony Capital, Inc. Prior to joining the Colony business in 2003, Mr. Saltzman spent 24 years in the investment banking business primarily specializing in real estate-related businesses and investments. Most recently, Mr. Saltzman was a Managing Director and Vice Chairman of Merrill Lynch’s investment banking division. As a member of the investment banking operating committee, he oversaw the firm’s global real estate, hospitality and restaurant businesses. Previously, he also served as Chief Operating Officer of Investment Banking and had responsibility for Merrill Lynch’s Global Leveraged Finance business. Mr. Saltzman was also responsible for various real estate-related principal investments, including the Zell/Merrill Lynch series of funds, which acquired more than $3.0 billion of CRE assets and where he was a member of the investment committee.

Mr. Saltzman serves on the Board of Directors of Kimco Realty Corporation (NYSE: KIM) and the Board of Trustees of NorthStar Realty Europe Corp. (NYSE: NRE), and served on the Board of Trustees of Colony Starwood Homes (NYSE: SFR) from January 2016 to June 2017. Previously, he was also a member of the Board of Governors of NAREIT, on the board of directors of the Real Estate Roundtable and a member of the Board of Trustees of the Urban Land Institute, Treasurer of the Pension Real Estate Association, a Director of the Association of Foreign Investors in Real Estate and a past Chairman of the Real Estate Capital Policy Advisory Committee of the National Realty Committee.

Mr. Saltzman received his Bachelor of Arts from Swarthmore College in 1977 and a Master of Science in Industrial Administration from Carnegie Mellon University in 1979.

Mr. Saltzman’s expertise in real estate-related businesses, investments and capital markets, developed through more than 37 years of real estate principal investing and investment banking experience, provides a valuable perspective to the Company board of directors. Mr. Saltzman’s current and past service on the boards of a real estate investment trust and other real estate-based organizations also provides the Company board of directors with valuable perspectives into the real estate industry.

Kevin P. Traenkle, age 47, is expected to be Chief Executive Officer and a director of the Company. Mr. Traenkle is an Executive Vice President and Chief Investment Officer of Colony NorthStar, Inc., having previously held the position of Executive Director and Chief Investment Officer for Colony Capital, Inc. In his roles at Colony NorthStar, Inc. and Colony Capital, Inc., he has been involved in many facets of the businesses, including business strategy, product development, global client relations, oversight of individual investment and divestment decisions, as well as portfolio construction and risk management. Prior to rejoining the Colony Capital business in 2002, Mr. Traenkle worked for a private equity investment firm, where, among other responsibilities, he focused on the firm’s real estate-related investment and management activities. Prior to originally joining Colony Capital in 1993, Mr. Traenkle worked in the municipal finance department for the investment bank First Albany Corporation in Albany, New York. Mr. Traenkle received a Bachelor of Science in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

As a 24 year veteran of Colony NorthStar, Inc., Mr. Traenkle will bring his extensive acquisition, ownership, lending and operating experience across the CRE sector as well as his proven leadership abilities to the Company board of directors and his role as Chief Executive Officer of the Company.

Darren J. Tangen, age 47, is expected to be a director of the Company. Mr. Tangen is an Executive Vice President and Chief Financial Officer of Colony NorthStar, Inc. Since 2002, Mr. Tangen has held various senior investment related roles at Colony NorthStar, Inc. and Colony Capital, Inc., including Executive Director and Chief Financial Officer. Mr. Tangen was one of the key executives (Chief Financial Officer and Chief Operating Officer) responsible for Colony Financial, Inc. (NYSE: CLNY), having taken the company public in 2009 and leading it through its successful combination with Colony Capital, LLC in 2015. Prior to joining Colony in 2002, Mr. Tangen held positions at Credit Suisse and Colliers International (NASDAQ: CIGI). Mr. Tangen received his Bachelor of Commerce from McGill University and his Master of Business Administration in Finance and Real Estate at The Wharton School, University of Pennsylvania where he was recognized as a Palmer Scholar.

The Company determined that Mr. Tangen should serve on the Company board of directors based on his extensive capital markets experience, his substantial knowledge of financial and accounting matters, as well as his deep understanding of the real estate and finance markets.

Catherine D. Rice, age 58, is expected to be a director of the Company. Ms. Rice has served as a director of Store Capital Corporation, a New York Stock Exchange publicly listed company (NYSE: STOR), since November 2017. Ms. Rice has over 30 years of experience in the real estate capital and investment markets and in the management and operation of public and private real estate companies. From June 2015 to February 2016, Ms. Rice was Senior Managing Director of W.P. Carey Inc. (“W.P. Carey”), a New York Stock Exchange publicly listed company (NYSE: WPC), one of the largest public global net-lease REITs. Prior to that role, from March 2013 to June 2015, Ms. Rice was Managing Director and Chief Financial Officer of W.P. Carey. While at W.P. Carey, Ms. Rice completed a comprehensive reorganization of the finance, accounting, and IT functions as well as the development of the investor relations and capital markets areas to facilitate the company’s growth plan. She was responsible for financial strategy, public capital-raising initiatives and company-wide strategic evaluation, and was also a member of the operating and investment committees. Prior to joining W.P. Carey, Ms. Rice was a partner and a Managing Director at Parmenter Realty Partners, a private real estate investment firm focused on distressed and value-add properties in the southern regions of the U.S. Her responsibilities included both capital raising and investing for the firm’s fourth fund. Prior to that, Ms. Rice was the Chief Financial Officer of iStar Inc. (“iStar”) (NYSE: STAR), a publicly traded finance company focused on the commercial real estate industry, where she was responsible for financial strategy and capital-raising initiatives, financial reporting and investor relations. Ms. Rice spent the first 16 years of her career as a professional in the real estate investment banking groups of Merrill Lynch, Lehman Brothers and Banc of America Securities. During her career as an investment banker, she was involved in numerous capital-raising and strategic advisory transactions, including REIT IPOs, public and private debt and equity offerings, mergers and acquisitions, leveraged buyouts, and asset and corporate acquisitions and dispositions. Ms. Rice received a Bachelor of Arts degree from the University of Colorado and a Master of Business Administration from Columbia University.

The Company determined that Ms. Rice should serve on the Company board of directors based on her experience managing and operating real estate companies as well as her vast knowledge of effectuating strategic transactions for, and overseeing the growth of, various companies.

Vernon B. Schwartz, age 67, is expected to be a director of the Company. Mr. Schwartz is an independent director of NorthStar I and a member of NorthStar I’s Audit Committee, positions he has held since March 2016. Mr. Schwartz served as Executive Vice President at iStar from 2005 to February 2017, where he was responsible for managing a portfolio of real estate investments, including iStar’s condominium portfolio and its European assets. He has also served as President of AutoStar, iStar’s platform focused on the auto dealership market. Mr. Schwartz has been active in real estate investment and development for almost 30 years. Previously, Mr. Schwartz was a founding partner and Chief Executive Officer of Falcon Financial, the predecessor of AutoStar before it was acquired by iStar in 2005. Prior to forming Falcon Financial, Mr.

Schwartz was the Chief Executive Officer of Soros Real Estate Advisors, the advisor to Quantum Realty Partners, an offshore real estate investment fund sponsored by George Soros and Paul Reichmann. Mr. Schwartz previously served as Chairman, President and Chief Executive Officer of Catellus Development Corporation, the largest private landowner in the state of California, and also held executive positions at both Bank of Montreal and The Hahn Company, a developer, owner and operator of regional shopping centers. Mr. Schwartz has a Bachelor of Commerce degree in Economics and a Master of Business Administration from the University of the Witwatersrand in Johannesburg, South Africa.

The Company determined that Mr. Schwartz should serve on the Company board of directors based on his knowledge of the real estate investment and finance industries, including his extensive experience in real estate development and portfolio management, both domestically and internationally.

John E. Westerfield, age 58, is expected to be a director of the Company. Mr. Westerfield serves as Chief Executive Officer of Mitsui Fudosan America, Inc. (“MFA”) and is a member of MFA’s Board of Directors. MFA is the U.S. subsidiary of Mitsui Fudosan Group, a publicly listed real estate company in Japan. Mr. Westerfield was appointed Chief Executive Officer of MFA in April 2015 after serving as Senior Advisor to MFA’s Board of Directors from 2012 to 2015. Mr. Westerfield also serves as a member of the Board of Directors of Halekulani Corporation, a wholly owned subsidiary of MFA. Mr. Westerfield spent the majority of his career as a managing director at Morgan Stanley, having joined the firm in 1985 upon graduation from business school. At Morgan Stanley, Mr. Westerfield worked in numerous roles in investment banking, fixed income and investment management, all with a specialization in commercial real estate finance and investment. In his last role at Morgan Stanley, Mr. Westerfield had responsibility for the firm’s global commercial mortgage finance business. Upon retirement from Morgan Stanley in June 2008, Mr. Westerfield formed and managed Braddock Capital Management LLC, a private company which invested in REITs and commercial real estate related assets, including various office, industrial, multi-family rental and condominium development projects, primarily in the New York area. Mr. Westerfield received a Master of Business Administration from Harvard Business School in 1985 and a Bachelor of Arts in Government from Dartmouth College in 1981.

The Company determined that Mr. Westerfield should serve on the Company board of directors based on his extensive knowledge of the real estate industry and his experience managing investments in real estate related assets.

Winston W. Wilson, age 49, is expected to be a director of the Company. Mr. Wilson is an independent director of NorthStar II and the chairman and financial expert of NorthStar II’s Audit Committee, positions he has held since April 2013. Mr. Wilson has also served as a director of NorthStar/RXR New York Metro Real Estate, Inc. and as the chairman and financial expert of its audit committee since February 2015. Mr. Wilson most recently worked for Grant Thornton’s New York office, from August 2008 until December 2012 as Partner in Charge and Financial Services Industry Leader, and from August 2011 until December 2012 as National Asset Management Sector Leader. Mr. Wilson has over 27 years of experience with financial services companies including, among others, mortgage and equity REITs, broker-dealers, mutual funds and registered investment advisors. Prior to joining Grant Thornton, Mr. Wilson worked for PricewaterhouseCoopers LLP, Credit Suisse First Boston and Brown Brothers Harriman & Co. Mr. Wilson is a certified public accountant in the states of New York, New Jersey and Pennsylvania. He is a member of the American Institute of Certified Public Accountants and New York State Society of CPAs. Mr. Wilson was also recently a member of the American Institute of Certified Public Accountants (AICPA) Investment Company Expert Panel as well as a member of the Strategic Partners Advisory Committee for Managed Funds Associations. Mr. Wilson has a Master of Business Administration in Finance and Marketing from New York University’s Stern School of Business in New York, New York and a Master of Science in Economics and a Bachelor of Science in Accounting from Brooklyn College in Brooklyn, New York.

The Company determined that Mr. Wilson should serve on the Company board of directors based on his extensive public accounting and financial services expertise, including as it relates to REITs and broker-dealers.

The section beginning on page 265 of the Definitive Proxy Statement entitled “U.S. Federal Income Tax Consequences—Legislative or Other Actions Affecting REITs” is supplemented as follows:

Changes in the Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “TCJA”) was passed by Congress on December 20, 2017 and signed into law by President Trump on December 22, 2017. The TCJA significantly changed the U.S. federal income tax laws applicable to businesses and their owners, including REITs and their stockholders. Technical corrections or other amendments to the TCJA or administrative guidance interpreting the TCJA may be forthcoming at any time. We cannot predict the long-term effect of the TCJA or any future law changes on REITs or their stockholders. Below is a brief summary of some of the key changes in the TCJA that directly impact REITs and their stockholders with respect to an investment in REITs. The changes described below are effective for taxable years beginning after December 31, 2017, unless otherwise noted. Investors should consult with their tax advisors regarding the effect of the TCJA on their particular circumstances (including the impact of other changes enacted as part of the TCJA that do not directly relate to REITs and that are not discussed here).

Income Tax Rates. Under the TCJA, the corporate income tax rate is reduced from a maximum marginal rate of 35% to a flat 21% rate, a 40% reduction. The reduced corporate income tax rate, which is effective for taxable years beginning after December 31, 2017, reduces some of the tax advantage that REITs have had relative to C corporations, however, this reduced corporate income tax rate will apply to income earned by the Company’s taxable REIT subsidiaries. The rate of U.S. federal withholding tax on distributions made to non-U.S. shareholders by a REIT that are attributable to gains from the sale or exchange of U.S. real property interests will also be reduced from 35% to 21%.

The TJCA also reduces the highest marginal income tax rate applicable to individuals to 37% (excluding the 3.8% Medicare tax on net investment income), a 6.6% reduction. Individuals continue to pay a maximum 20% rate on long-term capital gains and qualified dividend income. However, the TCJA also will allow non-corporate U.S. shareholders to deduct 20% of their dividends from REITs, excluding capital gain dividends and qualified dividend income (which continue to be subject to the 20% rate). As a result, the qualified dividend income received by an individual or other non-corporate U.S. shareholder in a REIT will be subject to a maximum effective federal income tax rate of 29.6%, compared with the previously effective rate of 39.6% (plus, in each case, the 3.8% Medicare tax on net investment income). The income tax rate changes applicable to individuals apply for taxable years beginning after December 31, 2017 and before January 1, 2026.

Limitation on Deductibility of Business Interest. Under the TCJA, in general, the deductibility of “net interest” for a business, other than certain small businesses, is limited to 30% of the business’s adjusted taxable income (i.e., business taxable income computed without regard to business interest income or deductions, NOL deductions, any deduction for domestic production activities, or the 20% deduction for qualified business income). Interest that is disallowed can be carried forward indefinitely. Because “net interest” that is subject to the limitation is the excess of interest expense over interest income, and the Company will derive very substantial amounts of interest income with respect to its investments, it does not anticipate that this limitation will adversely impact it with respect to its core business of originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. However, the change could adversely impact certain types of business that the Company conducts primarily through its TRSs, such as private equity investments.

If the Company, or one or more of its businesses conducted through a TRS, would be impacted by this rule and it qualified as a “real property trade or business,” it would be permitted to elect to deduct 100% of its interest expense. If such an election were made, the electing “real property trade or business” would be required to use the less favorable alternative depreciation system to depreciate real property used in the trade or business. A “real estate trade or business” is any real property development, redevelopment, construction, reconstruction, acquisition, conversion, rental, operation, management, leasing, or brokerage trade or business. For tax years beginning after December 31, 2017 and before January 1, 2022, the TCJA calculates adjusted taxable income using a tax EBITDA-based calculation. For tax years beginning January 1, 2022 and thereafter, the calculation of adjusted taxable income will not add back depreciation or amortization. There is no rule grandfathering existing debt.

Depreciation of Real Property. The TCJA reduces the recovery period under the modified accelerated cost recovery system (“MACRS”) for qualified improvement property to 15 years. Qualified improvement property is any improvement to the interior portion of a building which is non-residential real property if such improvement is placed in service after the date the building was first placed in service. The TCJA made no change to the MACRS recovery period for non-residential real property (39 years) and residential real property (27.5 years). Under the TCJA, the alternative depreciation system lives are as follows: 30 years for residential real property (previously 40 years), 40 years for non-residential property (no change), and 20 years for qualified improvement property (previously 40 years).

Like-Kind Exchanges. The TCJA modifies the like-kind exchange provisions by restricting the preferential tax treatment applicable to like-kind exchanges to exchanges of real property not held primarily for sale. Previously, the like-kind exchange provisions also applied to personal property not held for sale. Accordingly, any personal property included in a real property exchange no longer will qualify for deferred treatment under these provisions. This change applies to exchanges completed after December 31, 2017. The Company believes that relatively little gain that it would recognize on dispositions of its real estate properties would be attributable to personal property and thus this change will not have material impact on the Company. (The like kind exchange provisions never have applied to mortgages and other loans.)

Technical Terminations of Partnerships. For tax years beginning January 1, 2018, the TCJA permanently repeals the technical termination rule for partnerships. The technical termination rule provided that a partnership (or limited liability company (“LLC”) taxed as a partnership) terminated for tax purposes (and a new partnership is deemed to be created) if there was a sale or exchange of 50% or more of the total interest in the partnership (or LLC) capital and profits in a 12-month period.

Accrual of Income. Under the TCJA, the Company generally will be required to take certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule may require the accrual of income with respect to the Company’s debt instruments or MBS, such as original issue discount or market discount, earlier than would be the case under the general tax rules, although the precise application of this rule is unclear at this time. This rule generally will be effective for tax years beginning after December 31, 2017 or, for debt instruments or MBS issued with original issue discount, for tax years beginning after December 31, 2018. This rule could increase the Company’s “phantom income,” which may make it more likely that the Company could be required to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized.

*****

Cautionary Statement Regarding Forward-Looking Statements

This report may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by each of the NorthStar I and NorthStar II stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the REIT Mergers may not be satisfied (including the listing by Colony NorthStar Credit of its Class A common stock on a national securities exchange); each party’s ability to consummate the REIT Mergers; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company’s reports filed from time to time with the SEC. There can be no assurance that the REIT Mergers will in fact be consummated.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this report. None of Colony NorthStar Credit, NorthStar I or NorthStar II is under any duty to update any of these forward-looking statements after the date of this report, nor to conform prior statements to actual results or revised expectations, and none of Colony NorthStar Credit, NorthStar I or NorthStar II intends to do so.

Additional Information and Where to Find It

In connection with the proposed transaction, Colony NorthStar Credit has filed with the SEC a registration statement on Form S-4 (File No. 333-221685), and Colony NorthStar Credit, NorthStar I and NorthStar II have filed with the SEC a definitive joint proxy statement/prospectus that was first mailed to security holders of NorthStar I and NorthStar II on or about December 6, 2017. Each of Colony NorthStar Credit, NorthStar I and NorthStar II may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar Credit, NorthStar I or NorthStar II may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY NORTHSTAR CREDIT, NORTHSTAR I AND NORTHSTAR II ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, INC., NORTHSTAR I AND NORTHSTAR II ON AUGUST 28, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE MASTER COMBINATION AGREEMENT, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, INC., NORTHSTAR I AND NORTHSTAR II ON NOVEMBER 21, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE AMENDED AND RESTATED MASTER COMBINATION AGREEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Colony NorthStar Credit, NorthStar I and NorthStar II through the website maintained by the SEC at www.sec.gov or by contacting the investor relations departments of Colony NorthStar Credit, NorthStar I and NorthStar II at the following:

Contacts:

Colony NorthStar Credit Real Estate, Inc.

Addo Investor Relations

Lasse Glassen

310-829-5400

NorthStar Real Estate Income Trust, Inc.

Investor Relations

(877) 940-8777

NorthStar Real Estate Income II, Inc.

Investor Relations

(877) 940-8777

Participants in the Solicitation

Each of NorthStar I and NorthStar II and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding NorthStar I’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar I’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. Information regarding NorthStar II’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar II’s Annual Report on Form 10-K for the year ended December 31, 2016 and its annual proxy statement filed with the SEC on April 28, 2017. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2018	COLONY NORTHSTAR CREDIT REAL ESTATE, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Vice President and Treasurer